BOSTON BENEFITS

The AFL-CIO Housing Investment Trust (HIT) has invested $465 million in 28 affordable multifamily developments in Boston neighborhoods with almost all of these investments made within the last 20 years. Building America, CDE has invested $13 million of tax credits in two projects in Roxbury and Jamaica Plain.

These investments in Boston's neighborhoods by the HIT have helped create over 5,000 well-paying union construction jobs and positively impacted their pension funds. They also represent $1.23 billion in total development investment, have created 11,348 jobs in the community and produced $2 billion in total economic activity. The HIT is proud of the fact that 91% of the housing units created by its investments are affordable to low and moderate income families in Boston.

Steve Coyle, *CEO*

ECONOMIC IMPACTS

28 projects in Boston

$1.23 billion in total development

5,066 union construction jobs

11,348 total jobs

3,492 housing units

91% are affordable

$2 billion in total economic activity

$363 million in wages & benefits for union construction workers

$60 million in revenue for state & local governments

$69 million in pension contribution

Source: In 2014 dollars; estimates calculated by Pinnacle Economics and the HIT.



"The staff at the HIT has been absolutely incredible working with us, not just Boston, but in the state of Massachusetts, and it's been very, very helpful."

— **Martin J. Walsh,** Mayor of Boston

From South Boston to Jamaica Plain, the AFL-CIO Housing Investment Trust (HIT) and its subsidiary Building America have invested in affordable housing and economic development projects that are reshaping Boston's urban neighborhoods. Currently, the HIT and Building America have three projects under construction in Boston, representing over $441 million of development. These projects are among the 28 projects financed since 1984, creating jobs for union construction workers while providing low and moderate income families with an affordable place to call home.

"The Trust is pleased to help revitalize and increase the supply of housing, particularly work-force affordable housing in Boston and throughout the Commonwealth," says Thomas J. O'Malley, HIT's Senior Vice President and Director of the New England Regional office. "The central challenge for working families is finding suitable housing. Here in Boston we have financed nearly 3,500 units of affordable, safe and well-managed housing. Our commitment continues."

Over the last 30 years, the HIT staff has built strong relationships in Boston with developers, non-profit community organizations, city agencies, labor, and MassHousing. In partnering with these entities, the HIT's experienced staff has provided technical assistance in conceptualizing projects and developing creative structures for construction and permanent financing. The result has been a long series of formative projects in the city representing over $464.8 million of HIT financing for affordable housing projects, creating or preserving 3,492 housing units in Boston for $1.2 billion of total development.

A key component of HIT's investment strategy is union job creation, which it has achieved in Boston through its partnership with local developers and Building Pathways, a Building Trades' apprenticeship training program for local residents. Providing access to this apprenticeship program can help developers meet federally mandated Section 3 hiring requirements, while putting union members to work. To date, HIT has helped created over 5,000 union construction jobs in Boston.

HIT INVESTMENTS IN BOSTON

Project	Neighborhood	Units	Union Construction Jobs	HIT Investment	Total Development Investment
225 Centre Street*	Jamaica Plain	103	261	$9,915,000	$53,160,520
Adams Square Assisted Living	Dorchester	100	61	$8,049,700	$8,854,670
Anna Bissonnette House	South End	41	47	$500,000	$5,641,870
Back of the Hill	Jamaica Plain	125	189	$4,000,000	$27,356,765
Bay View Residence	South Boston	67	31	$4,048,894	$4,453,783
Blackstone Apartments	Beacon Hill	145	70	$42,804,660	$72,800,962
Boston Back Bay Board & Care	Back Bay	85	75	$8,985,400	$9,883,940
Building 104	Charlestown	46	36	$3,969,000	$4,365,900
Casa Maria Apartments	North End	85	151	$2,000,000	$21,749,710
Charlesview Apartments	Allston/Brighton	240	746	$58,200,000	$152,000,000
Dudley Municipal Center*	Roxbury	-	600	-	$115,853,503
Franklin Hill 1B	Dorchester	24	67	$300,000	$12,491,787
Franklin Park Apartments	Dorchester	220	224	$25,672,000	$34,000,000
Franklin Square Apartments	South End	193	78	$47,330,000	$75,462,270
Georgetowne Homes One	Hyde Park	601	395	$70,392,000	$201,565,948
Georgetowne Homes Two	Hyde Park	366	248	$45,456,000	$123,637,753
Lowell Square/West End Place	West End	183	207	$12,122,000	$31,737,494
Lucerne Gardens	Dorchester	48	8	$1,050,000	$1,155,000
Maverick Gardens III	East Boston	92	163	$2,016,630	$28,758,581
Oak Street Terrace	Chinatown	88	38	$5,016,300	$5,517,930
Old Colony Phase 1	South Boston	116	288	$26,700,000	$56,844,708
Old Colony Phase 2A	South Boston	45	104	$12,435,000	$22,211,272
Old Colony Phase 2B	South Boston	84	185	$21,050,000	$39,236,796
Rollins Square	South End	37	0	$2,900,000	$2,900,000
Rollins Square - Phase I	South End	86	277	$27,315,245	$43,900,000
South Cove Manor	Chinatown	100	42	$4,033,700	$4,437,070
The Carruth	Dorchester	116	346	$5,110,000	$48,624,416
Washington Beech	Roslindale	56	129	$13,500,000	$25,517,516
Total:	**28 projects**	**3,492**	**5,066**	**$464,871,529**	**$1,234,120,164**

** Receiving tax credits from Building America*





"I was in a shelter [before moving to Franklin Park]. I went from shelter to shelter to shelter [and] I have asthma and two kids. I like the apartment. It's lovely. I like the neighborhood. I love that we have a park in front."

— **Glenda Morales,** Resident of Frankin Park Apartments (at left)



HIT REVITALIZES COMMUNITIES IN BOSTON



"We needed a reliable investor at a time when the market was still skittish about housing investment, and the HIT needed an investment that was highly rated and that would result in union jobs. Everyone got what they needed and hundreds of affordable housing units have been preserved."

— **Tom Gleason**
Executive Director, MassHousing



"We value the commitment the HIT has demonstrated over the years to meeting the diverse housing needs of our residents, especially low-income households and working families."

— **Thomas Menino,** Former Mayor of Boston, at 2011 Groundbreaking of Charlesview Apartments

"225, in that it's adjacent to the heavy rail and bus way for the MBTA, is the epitome of transit-oriented development."

— **Jeff Beam,** The Community Builders Senior Project Manager; 225 Centre Street



Santa Mota, *resident of Franklin Park Apartments*

"It seems like there's been a weight lifted from my shoulders, as far as coming here, because you don't have people saying to you 'You live in the projects.' There was always either trouble or people who just didn't care about the place. That's why, to me, this place is like a blessing."

— **Robert Kennedy** , Resident of Old Colony (below)





"Investing in the HIT helps us assure that our pension capital is put to work building projects that strengthen communities and create good union jobs."

— **Mike Monahan,** International Representative, IBEW 2nd District


RED SOX

HIT BUILDS BOSTON SINCE 1984

225 CENTRE STREET, JAMAICA PLAIN * ADAMS SQUARE ASSISTED LIVING, DORCHESTER * BACK OF THE HILL, JAMAICA PLAIN * BAY VIEW RESIDENCE, SOUTH BOSTON * BLACKSTONE APARTMENTS, BEACON HILL * BOSTON BACK BAY BOARD & CARE, BACK BAY * BUILDING 104, CHARLESTOWN * CASA MARIA APARTMENTS, NORTH END CHARLESVIEW APARTMENTS, ALLSTON/ BRIGHTON * CONCORD STREET ELDERLY HOUSING (ANNA BISSONNETTE HOUSE), SOUTH END * DUDLEY SQUARE, ROXBURY * FRANKLIN HILL 1B, DORCHESTER * FRANKLIN PARK APARTMENTS, DORCHESTER * FRANKLIN SQUARE







APARTMENTS, SOUTH END * GEORGETOWNE HOMES ONE, HYDE PARK * GEORGETOWNE HOMES TWO, HYDE PARK * LOWELL SQUARE/ WEST END PLACE, WEST END * LUCERNE GARDENS, DORCHESTER * MAVERICK GARDENS III, EAST BOSTON * OAK STREET TERRACE, CHINATOWN * OLD COLONY PHASE 2A, SOUTH BOSTON * OLD COLONY PHASE 2B, SOUTH BOSTON * OLD COLONY REDEVELOPMENT, SOUTH BOSTON * ROLLINS SQUARE, SOUTH END * ROLLINS SQUARE PHASE I, SOUTH END * SOUTH COVE MANOR, CHINATOWN * THE CARRUTH, DORCHESTER * WASHINGTON BEECH, ROSLINDALE

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT's website at www.aflcio-hit.com.

AFL-CIO HOUSING INVESTMENT TRUST

NATIONAL OFFICE
Stephen Coyle, *CEO*
2401 Pennsylvania Ave., NW
Suite 200
Washington, DC 20037
202-331-8055

BOSTON OFFICE
Tom O'Malley, *SVP & Director, New England Regional Office*
Ten Post Office Square
Suite 800
Boston, MA 02109
617-850-9071

www.aflcio-hit.com

bug